UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 7, 2017

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2017, Ascena Retail Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in Mahwah, New Jersey. The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below:

1.	The stockholders elected three directors with terms expiring at the Company’s 2020 Annual Meeting of Stockholders, and subject to the election and qualification of their successors, based upon the following vote results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David Jaffe	142,701,728	16,029,665	62,818	27,198,637
Kate Buggeln	139,896,796	18,832,230	65,185	27,198,637
Carl Rubin	141,880,777	16,840,862	72,572	27,198,637

2.	The stockholders approved the amendment and restatement of the Ascena Retail Group, Inc. Employee Stock Purchase Plan (Amended and Restated as of January 1, 2018), based upon the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,316,095	392,468	85,648	27,198,637

3.	The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers during fiscal 2017 (commonly known as the “say-on-pay” proposal), based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,651,675	13,938,643	203,893	27,198,637

4.	The stockholders approved, on a non-binding advisory basis, one year as the frequency of the advisory vote to approve compensation paid to the Company’s named executive officers, based upon the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
138,865,761	54,455	19,765,704	108,291	27,198,637

5.	The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 4, 2018, based upon the following votes:

Votes For	Votes Against	Abstentions
185,033,466	890,278	69,104

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: December 7, 2017	By:	/s/ Duane D. Holloway
Name: Duane D. Holloway
Title: Executive Vice President and General Counsel